Exhibit 4.1

[CERTIFICATE]

COMMON STOCK

Number		Common Shares
[GRAPHIC]
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		CUSIP 68571P 10 0 SEE REVERSE FOR CERTAIN DEFINITIONS
ORCHID

ORCHID CELLMARK INC.

THIS CERTIFIES THAT

IS THE HOLDER OF

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $0.001 PER SHARE, of [GRAPHIC] ORCHID CELLMARK INC.

transferable on the books of the Corporation by the holder hereof or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures, of its duly authorized officers.

[ORCHID CELLMARK INC. SEAL]
COUNTERSIGNED AND REGISTERED:
Dated:		AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.) TRANSFER AGENT AND REGISTRAR

BY

[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	AUTHORIZED SIGNATURE
Secretary	Chairman, President and Chief Executive Officer

ORCHID CELLMARK INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT=		Custodian
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANCE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.